Exhibit 10.2
AMENDMENT NO. 1 (this “Amendment”), dated as of April 17, 2018, to the BASE INDENTURE, dated as of May 17, 2016 (as amended, restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between OnDeck Asset Securitization Trust II LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the “Issuer”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (in such capacity, the “Indenture Trustee”).
WITNESSETH:
WHEREAS, Section 12.2 of the Base Indenture permits the parties thereto to make amendments to the Indenture subject to certain conditions set forth therein; and
WHEREAS, the parties hereto desire, in accordance with Section 12.2 of the Base Indenture, to amend the Base Indenture as provided herein.
NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
AGREEMENTS
1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Base Indenture.
2.     Amendment to the Base Indenture.
(a)    Schedule I to the Base Indenture is hereby amended by adding the following definitions in proper alphabetical order:
“Amortization Requirements” means, on any date of determination, each of the Series Amortization Requirements for each Series of Outstanding Notes.
“Minimum Bank Account Statements” means, on any date of determination, the highest Series Minimum Bank Account Statements with respect to any Series of Outstanding Notes.
“Permitted State” means (i) Virginia and (ii) any other state selected by OnDeck that satisfies the Rating Agency Condition.
“Permitted Loan Repurchase” means any repurchase by the Seller of Loans so long as, after giving effect to such repurchase, (a) the aggregate Original Outstanding Principal Balance of the Loans so repurchased on the date of such repurchase does not exceed 10% of the aggregate Original Outstanding Principal Balance of the Loans held by the Issuer on such date immediately prior to giving effect to such Repurchase, (b) the aggregate Original Outstanding Principal Balance of the Loans of such Seller so repurchased on such date, together with the aggregate Original Outstanding Principal Balance of all Loans previously repurchased by the

Seller pursuant to a Permitted Loan Repurchase, does not exceed 10% of the aggregate Original Outstanding Principal Balance of all Loans acquired by the Issuer from the Seller on or prior to the date of such Repurchase, (c) the aggregate Original Outstanding Principal Balance of the Loans so repurchased on the date of such repurchase does not exceed 10% of the aggregate Original Outstanding Principal Balance of the Loans held by the Issuer on the first day of such calendar month, and (d) the aggregate Original Outstanding Principal Balance of the Loans so repurchased on the date of such repurchase, together with aggregate Original Outstanding Principal Balance of the Loans repurchased by the Seller during the twelve (12) months preceding such date does not exceed 10% of the aggregate Original Outstanding Principal Balance of all Loans acquired by the Issuer from the Seller in such preceding twelve (12) month period; provided, that the percentages set forth in this definition may, from time to time, be increased in the event that an Opinion of Counsel (from nationally recognized counsel) shall have been delivered in connection with such increase with respect to “true sale” and “nonconsolidation” matters and the Rating Agency Condition shall have been satisfied in connection with such increase.
“Repurchased Loans” means, any Loans repurchased by the Seller of Loans through a Permitted Loan Repurchase.
“Retention Undertaking Letter” means the letter dated as of April 17, 2018, between, among others, OnDeck and the Trustee pursuant to which OnDeck will make certain undertakings and agreements in respect of the EU risk retention requirements.
“Scheduled Payment Requirements” means, on any date of determination, each of the Series Scheduled Payment Requirements for each Series of Outstanding Notes.
“Series Amortization Requirements” means, with respect to any Series of Notes, the “Series [#] Amortization Requirements” in the related Indenture Supplement.
“Series Minimum Bank Account Statements” means, with respect to any Series of Notes, the “Series [#] Minimum Bank Account Statements” in the related Indenture Supplement.
“Series Scheduled Payment Requirements” means, with respect to any Series of Notes, the “Series [#] Scheduled Payment Requirements” in the related Indenture Supplement.
“Series Successor Servicing Fee” means, with respect to any Series of Notes, the amount specified as the “Series [#] Successor Servicing Fee” in the related Indenture Supplement.
“Successor Servicing Fee” is defined in the Successor Servicing Agreement.
“Third Party Reimbursable Items” is defined in the Successor Servicing Agreement.
“U.S. Risk Retention Rules” means, SEC’s credit risk retention rules, 17 C.F.R. Part 246.
(b)    The definition of “Eligible Loan” in Schedule I to the Base Indenture is hereby deleted and replaced with the following:

“Eligible Loan” means a Loan that satisfied each of the following criteria as of Transfer Date for such Loan:
(a)such Loan represents a legal, valid and binding obligation of the related Obligor and related Guarantor, enforceable against such Obligor and related Guarantor, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(b)such Loan was originated in the ordinary course of the Seller’s or the Credit Sponsor’s business;
(c)such Loan was underwritten and originated in accordance with the Credit Policies;
(d)such Loan was originated in all material respects in accordance with, and complies in all material respects with, all applicable Requirements of Law, including any applicable usury laws and credit protection laws;
(e)such Loan is due from an Eligible Obligor;
(f)all obligations under such Loan are guaranteed pursuant to an unconditional personal guaranty by the related Guarantor;
(g)such Loan satisfies each of the Amortization Requirements in effect on such Transfer Date;
(h)such Loan satisfies each of the Scheduled Payment Requirements in effect on such Transfer Date;
(i)the Obligor thereof submitted no fewer than the Minimum Bank Account Statements in respect of its business banking account to the Seller in connection with its application for such Loan;
(j)such Loan is a Daily Pay Loan or a Weekly Pay Loan;
(k)such Loan is denominated and payable in Dollars;
(l)such Loan is an ACH Loan and is otherwise payable by the direct debit of Payments from the operating bank account of the Obligor thereof;
(m)such Loan has been fully disbursed, the Obligor thereof has no additional right to further fundings under the related Loan Agreement and the related Loan Agreement requires that the Loan proceeds be used for business purposes and not for personal, family or household purposes;

(n)the proceeds of such Loan were not used to satisfy, in whole or part, any Indebtedness owed or owing by the Obligor thereof to the Seller, a Credit Sponsor, the Issuer or any Affiliate of the Seller, except for any refinancing of an existing Loan if all Payments under such existing Loan were contractually current prior to its refinancing and at least the Minimum Payment Percentage in effect on such Transfer Date of all Payments due and payable at the time of origination under such existing Loan were paid at the time of its refinancing;
(o)such Loan (i) is not subject to any defense (including any defense arising out of violations of usury laws), counterclaim, right of set off or right of rescission (or any such right of rescission has expired in accordance with applicable law) and (ii) is due from an Obligor that has not asserted any defense, counterclaim, right of set off or right of rescission with respect to such Loan;
(p)such Loan was originated by the Seller or a Credit Sponsor without fraud on the part of any Person, including, without limitation, the Obligor thereof or any other party involved in its origination;
(q)such Loan is not a Charged-Off Loan and has not been Re-Aged;
(r)(i) if such Loan is a Daily Pay Loan, as of the Loan Determination Date in effect for such Transfer Date, at least one Payment had been received on such Loan, such Loan was not a Delinquent Loan and the Seller had no actual knowledge of the existence of any default, breach, violation or other event permitting the acceleration of the maturity of such Loan under the terms of the related Loan Agreement or that with notice or the lapse of time would permit acceleration of such Loan under the terms of the related Loan Agreement or (ii) if such Loan is a Weekly Pay Loan, as of the Loan Determination Date in effect for such Transfer Date, such Loan was not a Delinquent Loan and the Seller had no actual knowledge of the existence of any default, breach, violation or other event permitting the acceleration of the maturity of such Loan under the terms of the related Loan Agreement or that with notice or the lapse of time would permit acceleration of such Loan under the terms of the related Loan Agreement;
(s)such Loan has an original principal balance that does not exceed the Maximum Initial Principal Balance in effect on such Transfer Date;
(t)such Loan has an original term that does not exceed the Maximum Original Term in effect on such Transfer Date;
(u)such Loan has a Loan Yield greater than or equal to 10.0% per annum;
(v)such Loan is due from an Obligor that was assigned an OnDeck Score® greater than 441 as of the date of its underwriting;
(w)such Loan is guaranteed by at least one Guarantor that had a FICO® score of 500 or greater as of the date of its underwriting;

(x)such Loan has been serviced by OnDeck since origination in all material respects in accordance with the Servicing Standard;
(y)none of the terms, conditions or provisions of such Loan or the related Loan Agreement has been amended, modified, restructured or waived except in accordance with the Credit Policies;
(z)such Loan constitutes an “account” (as defined in the UCC), a “payment intangible” (as defined in the UCC) or proceeds thereof and is not Chattel Paper;
(aa)if such Loan was originated by the Seller, it was originated in, and is governed by the laws of, a Permitted State;
(bb)    if such Loan was originated by a Credit Sponsor, (i) such Credit Sponsor underwrote, approved, processed and disbursed the proceeds of such Loan out of an office or branch of such Credit Sponsor in a jurisdiction where such Credit Sponsor is authorized to do business and (ii) such Loan is governed by the laws of a jurisdiction where such Credit Sponsor is authorized to do business;
(cc)    immediately prior to the sale or contribution of such Loan to the Issuer pursuant to the Loan Purchase Agreement, the Seller had good and marketable title to such Loan, free and clear of all Liens (other than any Lien which has been or will be terminated concurrently with such sale or contribution to the Issuer);
(dd)    under the related Loan Agreement such Loan is freely assignable and does not require the consent of the Obligor thereof or any other Person as a condition to any transfer, sale or assignment of any rights thereunder to or by the Issuer;
(ee)    when sold or contributed to the Issuer by the Seller pursuant to the Loan Purchase Agreement, such Loan will be owned by the Issuer, free and clear of all Liens (other than Permitted Liens);
(ff)    the Seller has caused its master computer records relating to such Loan to be clearly and unambiguously marked to show that such Loan has been sold and/or contributed by the Seller to the Issuer pursuant to the Loan Purchase Agreement and pledged by the Issuer to the Indenture Trustee pursuant to the Base Indenture;
(gg)    (i) to the extent required by the Credit Policies, the Seller has filed a UCC-1 Financing Statement against the Obligor of such Loan describing such Loan and the Related Security and naming such Obligor, as debtor, and the Seller or the UCC Agent (or a wholly owned Subsidiary of the UCC Agent), as secured party, and (ii) if such UCC-1 Financing Statement names the UCC Agent (or a wholly owned Subsidiary of the UCC Agent) as secured party, (x) the Agency Agreement is in full force and effect and (y) the related Loan Agreement states that the Seller may file UCC Financing Statements against the Obligor thereof which names the Seller or its secured party representative as the secured party thereon;

(hh)    copies (or electronic copies) of each of the documents required by, and listed in, the Document Checklist attached to the Custodial Agreement are included in the Loan File with respect to such Loan and such Loan File has been delivered to and accepted by the Custodian in accordance with Section 2.2(b)(i) of the Custodial Agreement;
(ii)    if such Loan is an E-Sign Loan, it was originated in accordance with all applicable laws governing the collection of electronic signatures or records; and
(jj)    such Loan was selected from all Loans owned by the Seller or, in the case of the initial Transfer Date, all Loans owned by the Seller or one of the Seller’s Subsidiaries, in each case satisfying each of the aforesaid criteria as of such Transfer Date using no selection procedures known to be or intended to be adverse to the Issuer or the Noteholders.

(c)    The definition of “Eligible Obligor” in Schedule I to the Base Indenture is hereby deleted and replaced with the following:
“Eligible Obligor” means an Obligor that satisfied each of the following criteria as of the Transfer Date for the related Loan:
(a)such Obligor is domiciled in the United States (or a territory thereof);
(b)such Obligor is not a Governmental Authority;
(c)such Obligor is not subject to any proceedings under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect;
(d)such Obligor is not an employee or Affiliate of the Issuer or the Seller or an employee of an Affiliate of the Issuer or the Seller;
(e)such Obligor is not a natural Person (other than in the case of a sole proprietorship);
(f)each Guarantor with respect to such Obligor is a natural person and is a legal U.S. resident;
(g)such Obligor has not closed or sold its business;
(h)such Obligor does not operate in a prohibited industry as described in the Credit Policies; and
(i)such Obligor is a business that has been operating for at least one year.

(d)    The definition of “Qualified Trust Institution” in Schedule I to the Base Indenture is hereby deleted and replaced with the following:
“Qualified Trust Institution” means an institution organized under the laws of the United States of America or any State thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity and (ii) has a long term deposits rating of not less than “BBB” by Standard & Poor’s and “Baa” by Moody’s.
(e)    The definition of “Transaction Documents” in Schedule I to the Base Indenture is hereby deleted and replaced with the following:
“Transaction Documents” means the Base Indenture, any Indenture Supplement, the Notes, any agreements relating to the issuance or the purchase of any of the Notes, the Issuer Limited Liability Company Agreement, the Loan Purchase Agreement, the Servicing Agreement, the Backup Servicing Agreement, the Lockbox Account Control Agreement, the Collection Account Control Agreement, the Custodial Agreement and the Retention Undertaking Letter.
(f)    Section 2.3 of the Base Indenture is hereby amended by deleting clause (a) thereof and replacing it with the following:
(a) The Notes shall, upon issue pursuant to Section 2.2, be executed on behalf of the Issuer by an Authorized Officer and delivered by the Issuer to the Indenture Trustee for authentication and redelivery as provided herein. The signature of such Authorized Officer on the Notes may be manual or facsimile. Delivery of the executed Notes by the Issuer to the Indenture Trustee by facsimile transmission or electronic transmission (in pdf format) shall be as effective as delivery of manually executed Notes. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.
(g)    Section 3.3 of the Base Indenture is hereby amended by adding clause (d) as follows:
(d) Upon any sale of any Loan by the Issuer (in its capacity as Purchaser) to the Seller pursuant to Section 2.03 or 3.01(e) of the Loan Purchase Agreement, the Lien of the Indenture Trustee in those Repurchased Loans shall be automatically released (without recourse, representation or warranty) without further action required on the part of the Indenture Trustee or the Issuer.
(h)    Section 9.1 of the Base Indenture is hereby amended by:
i.    deleting clause (b) thereof and replacing it with the following:

(b) the Issuer at any time receives a final determination that it will be treated as an association (or as a publicly traded partnership) taxable as a corporation for federal income tax purposes;

ii.    deleting clause (d) thereof and replacing it with the following:
(d) a default in the payment of interest on any Note of any series when due (other than any failure to make a payment of interest on any class of such Notes designated by the Issuer on its issuance date as a class of “risk retention” Notes) and the continuation of that failure for five Business Days;
; and

iii.    deleting clause (e) thereof and replacing it with the following:
(e) the default in the payment of principal of any Note of any series when due (other than any failure to make a payment of principal or any class of such Notes designated by the Issuer on its issuance date as a class of “risk retention” Notes),

(i)    Section 9.11 of the Base Indenture is hereby amended by deleting clause (b) thereof and replacing it with the following:
(b)    if an Event of Default is with respect to less than all Series of Notes Outstanding, then the Indenture Trustee’s rights and remedies shall be limited to the rights and remedies pertaining only to those Series of Notes with respect to which such Event of Default has occurred and the Indenture Trustee shall exercise such rights and remedies at the direction of the Holders of more than 50% of the aggregate Invested Amounts of all Series of Notes with respect to which such Event of Default shall have occurred (excluding any Notes held by the Issuer or an affiliate of the Issuer) (or, if an Event of Default with respect to a single Series of Notes Outstanding shall have occurred, a Majority in Interest of such Series of Notes Outstanding);
(j)    Section 10.1 of the Base Indenture is hereby amended by deleting clause (a) thereof and replacing it with the following:
(a)    If an Amortization Event with respect to any Series of Notes Outstanding or an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall only be required to exercise the rights and powers vested in it by the Indenture and to use the same degree of care and skill in their exercise as a prudent person would exercise in the conduct of such person’s own affairs with respect to a Series of Notes Outstanding with respect to which the Amortization Event has occurred.
3.    Reference to and Effect on the Base Indenture; Ratification.

(a)    Except as specifically amended above, the Base Indenture is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Base Indenture, or constitute a waiver of any provision of any other agreement.
(c)    Upon the effectiveness hereof, each reference in the Base Indenture to “this Agreement”, “Base Indenture”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Base Indenture, and each reference in any other Transaction Document to “Base Indenture”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Base Indenture, shall mean and be a reference to the Base Indenture as amended hereby.
4.     Counterparts; Facsimile Signature. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.     Governing Law. THIS AMENDMENT AND ALL MATTERS ARISING FROM OR IN ANY MANNER RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.     Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
7.    Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
8.     Effectiveness. This Amendment shall be effective upon delivery of executed signature pages by all parties hereto and satisfaction of the Rating Agency Condition with respect to this Amendment.
9.     Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

10.    Indenture Trustee Not Responsible. The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.
11.    Indemnification. The Issuer hereby reaffirms its indemnification obligation in favor of the Indenture Trustee pursuant to Section 10.6 of the Base Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

ONDECK ASSET SECURITIZATION TRUST II LLC,
as Issuer
By:     /s/ Kenneth A. Brause
    Name: Kenneth A. Brause
    Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Indenture Trustee
By:     /s/ Karlene Collins
    Name: Karlene Collins
    Title: Assistant Vice President

By:    /s/ Marion Hogan
    Name: Marion Hogan
    Title: Assistant Vice President